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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2007


                          Jos. A. Bank Clothiers, Inc.
             (Exact name of registrant as specified in its charter)



        Delaware                        0-23874                  36-3189198
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


                  500 Hanover Pike                                21074
                 Hampstead, Maryland
        (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code (410) 239-2700

          (Former name or former address, if changed since last report)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    |_| Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 12, 2007, JoS. A. Bank Clothiers, Inc. (the "Company") issued a press release (the "Press Release") in which the Company announced, among other things, certain results of operations for the three months ended August 4, 2007. A copy of the Press Release is attached as Exhibit 99.1.

This information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number          Description
-------         -----------
99.1            Press Release dated September 12, 2007



                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        JoS. A. Bank Clothiers, Inc.
                                        (Registrant)

                                        By: /s/ Robert N. Wildrick
                                            ------------------------------------
                                            Robert N. Wildrick
                                            Executive Chairman, Chief Executive
                                            Officer and Director


Dated: September 12, 2007



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EXHIBIT INDEX

Exhibit
Number          Description
-------         -----------
99.1            Press Release dated September 12, 2007





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